UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2020

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_].Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

INTRODUCTORY STATEMENT

This Current Report on Form 8-K is intended to complete the “Form 10 Information,” as that term is defined in Rule 144(i)(3) under the Securities Act, for Bakhu Holdings Corp. (the “Company”). Certain of the information that is required by Item 5.06 has previously been reported, as that term is defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), in the following periodic reports.

Previously filed components of the Form 10 Information are set forth the Company’s following previously filed periodic reports, which are incorporated herein by reference:

Period Report	Date Filed	Document Link
Current Report on Form 8-K Current Report Items 8.01	June 6, 2020	Document

Current Report on Form 8-K Current Report Items 1.01 and 9.01	April 27, 2020	Document

Quarterly Report on Form 10-Q (Quarter Ended 1/31/2020)	March 16, 2020	Document

Current Report on Form 8-K Current Report Items 1.01 and 5.01	January 14, 2020	Document

Quarterly Report on Form 10-Q (Quarter Ended 10/31/2019)	December 23, 2019	Documents

Amended Annual Report on Form 10-K/A (Year Ended July 31, 2018)	December 19, 2019	Documents

Annual Report on Form 10-K (Year Ended July 31, 2018)	November 13, 2019	Documents

Amended Quarterly Report on Form 10-Q/A (Quarter Ended 4/30/2019)	June 18, 2019	Documents

Quarterly Report on Form 10-Q (Quarter Ended 4/30/2019)	June 14, 2019	Documents

Quarterly Report on Form 10-Q (Quarter Ended 1/31/2019)	March 25, 2019	Documents

Current Report on Form 8-K Current Report Items 1.01, 2.01, 3.02 and 9.01	December 27, 2018	Documents

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With the entry into the material agreements described and attached as exhibits to the Current Report on Form 8-K filed on December 27, 2018, the Company had material assets and operations that entitled it to terminate its shell status as of that date. However, it did not elect to do so pending the completion of additional steps to build business operations based on its new material contracts and obtain additional external financing.

The above previously filed periodic reports contained required Form 10 Information, except for the following items, which information if being provided herein:

Item 1.01	Entry Into A Material Definitive Agreements.

Item 5.06	Change in Shell Company Status

Item 8.01	Other Information

Item 9.01	Financial Statements and Exhibits

Form 10 Information

Item 7.	Certain Relationships and Related Party Transactions, and Director Independence

Item 10.	Recent Sales of Unregistered Securities

The information set forth in the following Current Report, when considered in the light of the information previously reported in the above periodic reports, completes the Company’s Form 10 Information.

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FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”) regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in making a decision to invest in our stock. No representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit with regard to our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “BKUH” refer to Bakhu Holdings Corp.

Item 1.01	Entry Into A Material Definitive Agreements.

Efficacy Demonstration Laboratory Agreement

On June 10, 2020, Bakhu Holdings Corp. (“Bakhu”) and the OZ Corporation entered into an Efficacy Demonstration Laboratory Agreement to memorialize understanding, and agreement by and between Bakhu and OZ that commenced on or about May 1, 2020, under which Bakhu engaged OZ to continue preparation for and completion of the Efficacy Demonstration required under that certain Patent and Technology License Agreement dated December 20, 2018, as amended and restated in that certain Amended and Restated Patent and Technology License Agreement dated December 31, 2019, and as further amended from time to time (the “License Agreement”), by and between Cell Science Holding Ltd., a Cypress corporation (“Cell Science”), as Licensor and Bakhu, as Licensee.

Pursuant to the License Agreement Bakhu is required to complete and pay the costs of an “Efficacy Demonstration” of the propriety science underlying the licensed technology as specified in the License Agreement.

Bakhu has a class of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) and, as such, due to the regulatory environment related to cannabis, wanted to avoid handling cannabis and cannabis components, products, or derivatives, which would have been required if Bakhu were to undertake the Efficacy Demonstration itself. .

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Bakhu, realizing the benefits resulting from successful completion of the Efficacy Demonstration and in order to implement Bakhu’s business goal of sublicensing to third parties the technology with which they can produce cannabis and cannabis components, products, or derivatives, engaged OZ to undertake completion of the Efficacy Demonstration required under the License Agreement, on Bakhu’s behalf.

On March 8, 2019, in furtherance of proceeding with and conducting the Efficacy Demonstration under the License Agreement on behalf of Bakhu, OZ, Cell Science, and VO Leasing Corp., a California corporation (“VOLC”), entered into that certain Research and Develop Agreement respecting the Efficacy Demonstration (the “R&D Agreement”). VOLC is lessee of a facility located at 15614 Oxnard Avenue, Sherman Oaks, California (the “Facility”) that is suitable for a laboratory to conduct research and development of cannabis cell growing and cell growth technology relating to the Efficacy Demonstration. VOLC has represented that it has all required and applicable licenses, regulatory authorizations, and consents from all governmental authorities required to conduct the proposed activities involving cannabis and cannabis components, products, or derivatives at the Facility. The work to be undertaken by or at the direction of OZ under the R&D Agreement, on behalf of Bakhu is intended to meet the requirements under the License Agreement to complete an Efficacy Demonstration.

The foregoing summary descriptions of the terms of the Efficacy Demonstration Laboratory Agreement is summaries only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text thereof of such agreement, which is incorporated herein as Exhibit 10.6, by reference.

Item 5.06	Change in Shell Company Status.

With the entry into the material agreements described and attached as exhibits to the Current Report on Form 8-K filed on December 27, 2018, the Company had material assets and operations that entitled it to terminate its shell status as of that date. However, it did not elect to do so at that date pending the completion of additional steps to build business operations based on its new material contracts and obtain additional external financing. As a result of the Company entering into the additional material agreements, described and attached as exhibits to the Periodic Reports filed on the dates set forth above and incorporated herein by reference, and the Company’s business operations resulting therefrom, the Company is no longer a shell company as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

As noted in the above Introductory Statement, certain of the information that is required by Item 5.06 has previously been reported, as that term is defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), in the following periodic reports.

FORM 10 DISCLOSURE

The information set forth in this Current Report, when considered in the light of the above previously filed periodic reports which are incorporated herein by reference, completes the Company’s Form 10 Information.

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Item 7.	Certain Relationships and Related Party Transactions, and Director Independence

Certain Relationships

The Company obtained the license on of rights to the intellectual property on which its business is based was licensed from Cell Science Holding Ltd., which is owned 40% by Inter-M Traders Ltd., 30% by Mentone Ltd., and 30% by The OZ Corporation.

Inter-M Traders Ltd., is a family owned equity investment fund with its principal office in Cyprus and an office in New York City. Demetri Michalakis owns a controlling interest in, and is the Managing Director of, Inter-M Traders Ltd.

Mr. Michalakis is the father of Aristotle Popolizio

Aristotle Popolizio is a Director of the Company, and also serves as the head of Investment Relations at Inter-M Traders Ltd., and leads a team in research, raising capital and the development of operational risk management plans for Inter-M Traders Ltd.

Evripides (Roy) Drakos is a Director the Company, and is also a shareholder of, and serves as an Investment Advisor for, Inter-M Traders Ltd.

Mentone Ltd., a company organized under the laws of the United Kingdom is owned by Dr. Peter Whitton, Geoffrey Dixon, and Karl Watkin.

Dr. Peter Whitton, is a director the Company and is also the inventor of the Licensed Science which is the subject of the Restated License set forth in Item 1.01 above, and as a result of his ownership in Mentone Ltd., has an indirect interest in the Licensor, Cell Science Holding Ltd.

The OZ Corporation is a California corporation. John R. Munoz is the sole owner, director, and officer of The OZ Corporation. The OZ Corporation and Mr. Munoz collectively, are currently the beneficial owners of 18,739,397 shares of Common Stock representing 6.25% of outstanding shares of Common Stock, and 4 shares of Series A Preferred Stock of the Company representing 100% of outstanding shares of Series A Preferred Stock. Due to the super-voting rights of the Series A Preferred Shares, the OZ Corporation and John R. Munoz have voting control of the Company. Additionally, and as a result of its ownership in Cell Science, the OZ Corporation has an indirect interest in the Licensor, Cell Science.

Thomas K. Emmitt, a director, the President, CEO, Chief Financial Officer and Secretary of the Company, also serves as in-house counsel to the OZ Corporation

Except as set forth above, none of the above parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us.

Related Party Transactions

The following transactions to which the Company is a party, were entered into between related parties and are not, therefore, the result of arm’s length negotiations.

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Patent and Technology License

As previously reported, the Company, as Licensee and Cell Science, as Licensor, are parties to that certain Patent and Technology License Agreement dated December 20, 2018, as amended and restated in that certain Amended and Restated Patent and Technology License Agreement dated December 31, 2019, and as further amended from time to time (the “License Agreement”). As consideration for the grant of the License with respect to the Licensed Science (as defined in the License Agreement, the Company issued 210,000,000 shares of Common Stock of the Company, to the Licensor. As additional consideration for the grant of the License, the Company shall make a one-time payment of $3,500,000 cash payment to Licensor, upon completion of the Efficacy Testing which results in at least the Standard Result claimed by Licensor.

Efficacy Demonstration Laboratory Agreement

As stated in Item 1.01 above, the Company and the OZ Corporation are parties that that certain Efficacy Demonstration Laboratory Agreement which memorializes the understanding and agreement by and between the Company and the OZ Corporation under which the Company engaged the OZ Corporation to undertake the Efficacy Demonstration required under the License Agreement. Pursuant to the Efficacy Demonstration Laboratory Agreement the Company will repay all costs incurred by the OZ Corporation in performing the Efficacy Demonstration in accordance with Efficacy Demonstration Laboratory Agreement.

OZ Advances to the Company

The Company’s controlling shareholder, the OZ Corporation has advanced or paid for certain expenses associated with the Company’s operations, or loan monies to the Company. Such advance or loans are evidenced by a Promissory Note dated August 1, 2019. As of April 30, 2020, the outstanding principal balance and accrued interest owing under the promissory note were $299,278 and $9,563, respectively. Pursuant to the terms of the promissory note, the principal and accrued and unpaid simple interest at the rate of 6.0% per annum (“Applicable Rate”) shall be due and payable on or before December 31, 2019 (the “Maturity Date”). The principal amount of the promissory note shall be increased by the amount of any additional advances of funds made by The OZ Corporation to the Company, from time to time, from the date of such advance. Provided that the Company is not in default, the Company may extend the term of the promissory note by an addition 12 months by paying an extension fee of 1.00% of the outstanding principal loan balance, which may at The OZ Corporation’s option be advanced and added to the then outstanding principal balance. Under the terms of the promissory note, The OZ Corporation, at its option may, at any time, convert all or any portion of the then unpaid principal balance and any unpaid accrued interest into shares of the Company’s common stock. The number of shares of common stock to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the then unpaid principal balance and any unpaid accrued interest of the promissory note being converted by (ii) 80% of the average closing price of the common stock of the Company, for the ninety (90) trading days before the conversion date, rounded up to the nearest whole share.

Consulting Services

On March 9, 2020, the Company issued issue 11,061,816 restricted shares of Common Stock to the OZ Corporation in consideration of the consulting and advisory services provided to the Company, valued at $553,091.

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Company Facilities

The Company currently uses the office space and equipment of The OZ Corporation and our Chief Executive Officer at no cost.

______________________

Except as set forth above, the Company has not been a party to any transactions between persons who were, at the time of the transaction, an executive officer, director, or principal stockholder of the Company.

Review, Approval or Ratification of Transactions with Related Persons

The Company has no policies respecting the resolution of conflicts of interests in transaction between related parties.

Promoters and Certain Control Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Director Independence

The Board currently has four members, Thomas K. Emmitt, Dr. Peter Whitton, Aristotle Popolizio, and Evripides (Roy) Drakos. Based on the relationship of these directors as set forth above, none of these Board members has met the independence requirements based upon the application of objective categorical standards adopted by the Board. In making a determination regarding a Director’s independence, the Board considers all relevant facts and circumstances, including the Director’s commercial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board may determine from time to time.

Item 10.	Recent Sales of Unregistered Securities

During the past three years preceding the Company has issued securities without registration under the Securities Act on the terms and circumstances described below.

Fiscal Year Ending July 31, 2020

On March 9, 2020, the Company issued 11,061,816 restricted shares of Common Stock to the OZ Corporation, in consideration of ongoing consulting and advisory services provided to the Company, on terms as previously agreed to the Company and the OZ Corporation. The securities were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. The OZ Corporation is an “Accredited Investor” as defined under Rule 501 of Regulation D of the Act and has such knowledge and experience and possessed such information as it deemed necessary to make an informed investment decision.

Fiscal Year Ended July 31, 2019

On April 7, 2019, the Company issued 7,000,000 restricted shares of Common Stock to Robert Stevens, the prior receiver, upon the conversion of notes payable and accrued interest in the aggregate amount of $10,199. No underwriting discounts were given or commissions paid in connection with this transaction. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. As former receiver of the Company, Mr. Stevens was familiar with the Company’s business, financial condition and possessed the necessary information to make an informed investment decision.

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Fiscal Year Ended July 31, 2018

On December 20, 2018, the Company issued 210,000,000 restricted shares of common stock to the Licensor, Cell Science Holding Ltd., in consideration of the grant of the license to the Company pursuant to the terms of the Original License between the Company and Licensor. No underwriting discounts were given or commissions paid in connection with this transaction. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act’). The Licensor is an “Accredited Investor” as defined under Rule 501 of Regulation D of the Act and has such knowledge and experience and possessed such information as it deemed necessary to make an informed investment decision.

On August 8, 2018, the Company issued four (4) shares of Series A Preferred Stock to the OZ Corporation, in satisfaction for consulting services rendered by the Oz Corporation to the Company. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act’). The OZ Corporation is an “Accredited Investor” as defined under Rule 501 of Regulation D of the Act and has such knowledge and experience and possessed such information as it deemed necessary to make an informed investment decision.

On July 16, 2018, the Company issued 720,000 restricted shares of common stock to Somerset Capital, Ltd., a limited company owned and controlled by Robert Stevens, in satisfaction of debt of the Company in the amount of $44,019. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act’). As former executive officer of the Company Mr. Stevens was intimately acquainted with the Company’s business plan and proposed activities at the time of issuance, is an accredited investor and possessed information on the Company necessary to make an informed investment decision.

On June 11, 2018, the Company issued 70,614,117 restricted shares of common stock to the OZ Corporation, at a price of $0.05 per share, in consideration of consulting services provided to the Company by the OZ Corporation valued at $3,530,706. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act’). The OZ Corporation is an “Accredited Investor” as defined under Rule 501 of Regulation D of the Act and has such knowledge and experience and possessed such information as it deemed necessary to make an informed investment decision.

 On May 15, 2018 the Company issued 335,000 restricted shares common stock to the OZ Corporation, at price of $1.00 per share, in cash. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act’). The OZ Corporation is an “Accredited Investor” as defined under Rule 501 of Regulation D of the Act and has such knowledge and experience and possessed such information as it deemed necessary to make an informed investment decision.

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On January 12, 2018 the Company affected a 1-for-200 reverse split of the Company’s issued and outstanding common stock which reduced the outstanding shares from approximately 45,000,000 shares to 260,037 shares outstanding. In connection with the split, any shareholder who owned shares as of the record date and would have received less than 100 post-split shares after effecting the split, received 100 post-split shares.

As of July 31, 2009 and through January 12, 2018, there were 45,000,000 shares of common stock issued and outstanding.

****** END OF FORM 10 DISCLOSURE ******

Item 8.01	Other Information

The Company’s Standard Industrial Classification (SIC) Code has changed from 1040 – Gold & Silver Ores to 6794- Patent Owners and Lessors.

Item 9.01	Financial Statements and Exhibits

(a)                Financial Statements. We incorporate by reference in this Current Report the Financial Statements included in the following periodic reports previously filed by the Company:

•	Our Annual Report on Form 10-K, for the fiscal year ended July 31, 2019;
•	Our Amended Annual Report on Form 10-K/A, for the fiscal year ended July 31, 2019; and
•	Our Quarterly Reports on Form 10-Q, and any amendments thereto, for the quarterly periods ended October 31, 2019 and January 31, 2020.

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
3(i)	Amended and Restated Articles of Incorporation (1)
3(ii)	Amended and Restated By-laws (1)
3(iii)	Certificate of Designation of Series A Preferred Stock (1)
3(iv)	Certificate of Designation of Series B Preferred Stock (1)
10.1	Patent and Technology License Agreement dated December 20, 2018 (2)
10.2	Amended and Restated Patent and Technology License Agreement dated December 31, 2019 (3)
10.3	CBD Biotech Sublicense dated January 5, 2020 (5)
10.4	Strategic Alliance Agreement between CBD Biotech and ICS dated April 17, 2020 (4)
10.5	Sublicense Agreement between CBD Biotech and ICS dated April 22, 2020 (4)
10.6	Efficacy Demonstration Laboratory Agreement between the Company and the OZ Corporation (5)
21.1	Subsidiaries (5)

(1) Incorporated by reference from our Current Report on Form 8-K filed with the SEC on August 22, 2018

(2) Incorporated by reference from our Current Report on Form 8-K filed with the SEC on December 27, 2018

(3) Incorporated by reference from our Current Report on Form 8-K filed with the SEC on January 14, 2020

(4) Incorporated by reference from our Current Report on Form 8-K filed with the SEC on April 27, 2020

(5) Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.

Date: June 11, 2020	/s/ Thomas K. Emmitt
By: Thomas K. Emmitt Its: President and Chief Executive Officer (Principal Executive Officer)

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